SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2004

INDUS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

3301 Windy Ridge Parkway, Atlanta, Georgia 30339
(Addresses of Principal Executive Offices, including Zip Code)

(770) 952-8444
(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events and Required FD Disclosure.

     On June 15, 2004, Indus International, Inc. (the “Company”) announced that Fred Schwab had been appointed to the Board of Directors of the Company, effective immediately. The press release is attached as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

     (c) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated June 15, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS INTERNATIONAL, INC.
/s/ Gregory J. Dukat
Name:	Gregory J. Dukat
Title:	Chief Executive Officer and President

Date: June 15, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated June 15, 2004